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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 22, 2004


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 1, 2004, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-OPT1)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)
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               Delaware                               333-106982                              06-1204982
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    (State or Other Jurisdiction of                  (Commission                           (I.R.S. Employer
            Incorporation)                           File Number)                       Identification Number)

      1285 Avenue of the Americas
          New York, New York                            10019
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Registrant's telephone number, including area code: (212) 713-2000
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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On March 30, 2004, a single series of certificates, entitled MASTR Asset Backed Securities Trust 2004-OPT1, Mortgage Pass-Through Certificates, Series 2004-OPT1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Option One Mortgage Corporation as master servicer (the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee"). The Certificates consist of thirteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $679,851,854 as of March 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 24, 2004, among UBS Real Estate Securities Inc. ("UBSRES"), the Depositor and Option One Mortgage Corporation (the "Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates and the Class M-7 Certificates were sold by the Depositor to UBS Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated March 24, 2004 (the "Underwriting Agreement") between the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                                                         Initial Aggregate
                                                       Certificate Principal
Designation                Pass-Through Rate                  Balance
-----------                -----------------                  -------
 Class A-1                     Variable                   $   240,738,000.00
 Class A-2                     Variable                   $   129,838,000.00
 Class A-3                     Variable                   $   183,503,000.00
 Class M-1                     Variable                   $    42,151,000.00
 Class M-2                     Variable                   $    34,333,000.00
 Class M-3                     Variable                   $    10,538,000.00
 Class M-4                     Variable                   $     8,158,000.00
 Class M-5                     Variable                   $     8,838,000.00
 Class M-6                     Variable                   $     6,799,000.00
 Class M-7                     Variable                   $     7,138,000.00
 Class CE                      Variable                   $     7,817,754.23
  Class P                         N/A                     $           100.00
  Class R                         N/A                                100.00%


                  The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated January 27, 2004 and the Prospectus Supplement, dated March 24, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

         EXHIBIT NO.                       DESCRIPTION
         4.1 Pooling and Servicing Agreement, dated as of March 1, 2004, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Option One Mortgage Corporation as master servicer (the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee"), relating to the Series 2004-OPT1 Certificates.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 9, 2004


                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


                                   By:    /s/ Glenn McIntyre
                                      --------------------------------
                                   Name: Glenn McIntyre
                                   Title: Director

                                   By:   /s/ Steven Warjanka
                                      --------------------------------
                                   Name: Steven Warjanka
                                   Title: Director

                                INDEX TO EXHIBITS




                                                                                    SEQUENTIALLY
     EXHIBIT NO.                     DESCRIPTION                                    NUMBERED PAGE
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         4.1           Pooling and Servicing Agreement, dated as of March                7
                       1, 2004, by and among Mortgage Asset Securitization
                       Transactions, Inc. as depositor (the "Depositor"),
                       Option One Mortgage Corporation as master servicer
                       (the "Master Servicer") and Wells Fargo Bank, N.A.
                       as trustee (the "Trustee"), relating to the Series 2004-
                       OPT1 Certificates.

                                   Exhibit 4.1